UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 4, 2004

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

100 FILLMORE STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Press Release

Item 12. Results of Operations and Financial Condition

On February 4, 2004, Janus Capital Group Inc. issued a press release reporting its financial results for the fourth quarter and year-end 2003. A copy of that press release is being furnished as Exhibit 99.1 to this Current Report.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: February 4, 2004	By:	/s/ Loren M. Starr

Loren M. Starr
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release announcing Janus Capital Group’s fourth quarter and year-end 2003 financial results.

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